THE LAZARD FUNDS, INC.
Supplement to Prospectus
Dated May 1, 2005

Listed below are estimated per share rates to be distributed from ordinary income and capital gains for certain Portfolios of The Lazard Funds, Inc. The indicated Portfolios will be paying this distribution on August 30, 2005. The record date will be August 26, 2005, and the ex-dividend date will be August 29, 2005.

                                                                        Estimated Short-Term  Estimated Long-Term
                                                  Estimated Ordinary        Capital Gain          Capital Gain
                                                    Income Dividend       Distribution Per      Distribution Per
Portfolio                                              Per Share               Share                 Share
------------------------------------------------ ---------------------- --------------------- ---------------------
Lazard Equity Portfolio
    Institutional Shares                                 $0.01                 $0.00                 $0.00
    Open Shares                                          $0.00*                $0.00                 $0.00

Lazard U.S. Strategic Equity Portfolio
    Institutional Shares                                 $0.00*                 --                    --

Lazard Mid Cap Portfolio
    Institutional Shares                                  --                   $0.10                 $0.05
    Open Shares                                           --                   $0.10                 $0.05

Lazard Small Cap Portfolio
    Institutional Shares                                  --                   $0.38                 $0.82
    Open Shares                                           --                   $0.38                 $0.82

Lazard International Equity Portfolio
    Institutional Shares                                 $0.32                 $0.00                 $0.00
    Open Shares                                          $0.29                 $0.00                 $0.00

Lazard International Equity Select Portfolio
    Institutional Shares                                 $0.00*                 --                    --

Lazard International Small Cap Portfolio
    Institutional Shares                                 $0.06                 $0.00                 $1.66
    Open Shares                                          $0.00                 $0.00                 $1.66

Lazard Emerging Markets Portfolio
    Institutional Shares                                  --                    --                   $0.21
    Open Shares                                           --                    --                   $0.21

Lazard High Yield Portfolio
    Institutional Shares                                 $0.00*                $0.00                 $0.00

_____________________________________________________________
* Amount is less than $0.01 cent per share.

Please be advised that these estimates may change prior to the record date due to changes in the number of shares outstanding. The Fund will send complete tax information pertaining to your account in January 2006. Please consult your tax advisor as to how these distributions may affect your individual tax situation.

August 15, 2005